                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                        ANCHOR SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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         -----------------------------------------------------------------------
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     (4) Date Filed:
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
SUNAMERICA INC.

               [LOGO]

Dear Shareholder,

    On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. Under the terms of the agreement, AIG will acquire SunAmerica Inc. and consequently SunAmerica Asset Management Corp. ("SAAMCo") will become a part of AIG. SunAmerica will not change its name and there are no organizational changes planned which would affect services provided to the Trust. As a result of this transaction, it is necessary for the shareholders of Anchor Series Trust, which underlies your variable annuity and for which SAAMCo acts as investment manager, to approve a new investment management agreement.

    In addition, shareholders are also being asked to approve certain other matters that are set forth in the attached Notice of Special Meeting of Shareholders. We also included a Q&A to help you better understand matters relating to this proxy vote.

    THE BOARD MEMBERS OF YOUR TRUST BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Since all of the Trusts which underlie SunAmerica life company variable annuities are required to conduct shareholder votes, you will receive more than one proxy card if you are a shareholder in more than one Trust. It is very important that you respond to all proxy cards that you receive. In addition, there are five ways to record your vote(s): Internet, touch-tone telephone, live operator, fax or mail. Some of these options may not be available to you. Please refer to the insert accompanying these proxy materials to see which of these options you can use. If we do not receive a response by one of these methods after a reasonable time, you may receive a call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    If you have any questions regarding the proxy voting process, you may call Shareholder Communications Corporation toll-free at 1-800-248-3249.

    YOUR VOTE IS IMPORTANT!

    We appreciate your cooperation and continued support.

                                          Sincerely,

                                                   [LOGO]

                                          Eli Broad

                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                   November 1998

                              ANCHOR SERIES TRUST
                                 IMPORTANT NEWS
                      FOR ANCHOR SERIES TRUST SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your investment in the Trust which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. SunAmerica Inc. ("SunAmerica"), the parent company of SunAmerica Asset Management Corp. ("SAAMCo"), your Trust's adviser, has agreed to merge with and into American International Group, Inc. ("AIG"). AIG is the leading U.S.-based international insurance organization. As a result of the proposed merger, there will be a change in ownership of SAAMCo. The following pages give you additional information on AIG, the proposed merger and the matters on which you are being asked to vote. THE TRUSTEES OF YOUR TRUST, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE TRUST, AIG, SAAMCO OR SUNAMERICA, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.  WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more voting instructions cards--because you have the right to provide voting instructions on the important proposals concerning your investment in the Trust.

Q.  WHY ARE MULTIPLE CARDS ENCLOSED?

A. [If your investment is allocated among more than one Portfolio in your annuity contract, you will receive a voting instructions card for each Portfolio.]

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT IN PROPOSAL NO. 2?

A. The Investment Company Act of 1940, which regulates investment companies such as Anchor Series Trust, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. SunAmerica's merger with AIG will result in a change of control of SAAMCo and therefore requires shareholder approval of a new advisory agreement between your Trust and SAAMCo. The new advisory agreement is identical in all material respects to the existing advisory agreement.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENT IN PROPOSAL NO. 3?

A. The Anchor Series Trust subadvisory agreement provides that it terminates automatically if the advisory agreement between Anchor Series Trust and SAAMCo terminates. Because SunAmerica's merger with AIG will cause the termination of SAAMCo's advisory agreement, shareholder approval of the new subadvisory agreement is required. The new subadvisory agreement is identical in all material respects to the existing subadvisory agreement.

Q.  WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to re-elect a Board of Trustees that is the same as the current Board of Trustees. Also, in order to save the expense of a subsequent meeting, you are being asked to vote to change certain of your Trust's fundamental investment restrictions. Finally, you are being asked to vote to ratify the Board's selection of the Trust's independent accountants.

Q.  HOW WILL THE AIG MERGER AFFECT ME?

A. The merger should have no impact on the operations of the Trust and its Portfolios. SAAMCo has assured the Board that there will be no reduction in the nature or quality of its services to the Trust as a result of the merger, and in fact anticipates that its resources may be enhanced.

Q.  HOW DOES THE TRUST'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees of your Trust, including those Trustees who are not affiliated with the Trust, AIG, SAAMCo or SunAmerica, recommend that you vote FOR all of the proposals on the enclosed voting instructions card.

Q.  WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You have several different ways to provide your Trust with your voting instructions. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting on-line over the Internet. Not all of these options may be available to you and you should refer to the insert accompanying this Q&A to see which of these options you can use. If you need more information on how to vote, or if you have any questions, please call your Trust's information agent, Shareholder Communications Corporation, at 1-800-248-3249.

           YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
          THANK YOU FOR RESPONDING TO YOUR VOTING INSTRUCTION CARD(S)
                                   PROMPTLY.

                              ANCHOR SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Anchor Series Trust ("Anchor" or the "Trust") will be held on December 30, 1998 at [ .m.], Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposals with respect to the Trust or with respect to one or more of its separate investment portfolios (each, a "Portfolio" and collectively, the "Portfolios"), as indicated below. Proposal Nos. 2 and 3 will be effective only upon consummation of the proposed acquisition of SunAmerica Inc. by American International Group, Inc. pursuant to an Agreement and Plan of Merger dated as of August 19, 1998, as more fully described in the Proxy Statement attached hereto.

    1. For the Trust to elect a slate of four members to its Board of Trustees to hold office until their successors are duly elected and qualified;

    2. For each Portfolio separately, to approve or disapprove a new investment advisory and management agreement between Anchor, on behalf of each Portfolio, and SAAMCo, the terms of which are identical in all material respects to the existing investment advisory and management agreement;

    3. For each Portfolio separately, to approve or disapprove a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between SAAMCo and Wellington Management Company, LLP.

    4. For each of the Portfolios indicated below, separately, to approve or disapprove changing the fundamental investment restriction relating to:

       (a) concentration of investments in an industry with respect to the Natural Resources Portfolio;

       (b) the ability to engage in borrowing transactions with respect to each Portfolio;

       (c) the ability to engage in lending transactions with respect to each Portfolio;

    5.  For the Trust, to ratify the selection of independent accountants; and

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on October 30, 1998 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Trustees,

                                          Robert M. Zakem
                                          SECRETARY

November   , 1998

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE TRUST OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                                PRELIMINARY COPY

                              ANCHOR SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         DECEMBER 30, 1998, [     .M.]

                            ------------------------

    Anchor Series Trust ("Anchor" or the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of twelve separate investment portfolios. This Proxy Statement relates to the following eleven of the Portfolios: Foreign Securities Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Natural Resources Portfolio, Growth and Income Portfolio, Strategic Multi-Asset Portfolio, Multi-Asset Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government and Quality Bond Portfolio and Money Market Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). The Portfolio not included in this Proxy Statement--Target '98 Portfolio--will liquidate its assets prior to the upcoming special meeting and thus shareholders of the Target '98 Portfolio will not be participating in the upcoming special meeting.

    Shares of the Portfolios are offered to the Variable Separate Account of Anchor National Life Insurance Company ("Anchor National"), Variable Annuity Account One of the Anchor National, Variable Annuity Account Four of Anchor National, FS Variable Separate Account of First SunAmerica Life Insurance Company ("First SunAmerica"), Phoenix Mutual Universal Variable Life Account of Phoenix Mutual Life Insurance Company ("Phoenix") and Presidential Variable Account One of Presidential Life Insurance Company ("Presidential") to fund benefits under certain variable annuity contracts ("contracts") issued by Anchor National, First SunAmerica, Phoenix and Presidential (each, a "Company" and collectively, the"Companies"). SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser, administrator and manager to the Portfolios.

    In accordance with applicable law, this Proxy Statement is being mailed, on or about November 5, 1998 on behalf of the Board of Trustees (the "Trustees" or the "Board") of the Trust, to the shareholders of each of the respective Portfolios for their use in obtaining voting instructions from contract owners on the proposals to be considered at a special meeting (the "Meeting") of shareholders of the Trust scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on December 30, 1998 at [ .m], Eastern time.

    The Trustees have fixed the close of business on October 30, 1998 as the record date (the "Record Date") for determining the number of shares outstanding and the contract owners entitled to be present at the Meeting and give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date.

    A listing of the proposals described in this Proxy Statement and the Portfolio(s) to which each applies is set forth below.

                           SUMMARY OF PROPOSAL                              PORTFOLIOS TO WHICH PROPOSAL APPLIES
--------------------------------------------------------------------------  -------------------------------------
1. To elect a slate of four members to the Board of Trustees to hold        All Portfolios--voting together as a
office until their successors are duly elected and qualified.               single class

2. To approve or disapprove a new investment advisory and management        All Portfolios--voting separately
agreement between Anchor and SAAMCo, the terms of which are identical in all material respects to the existing investment advisory and management agreement.

3. To approve or disapprove a new subadvisory agreement, the terms of       All Portfolios--voting separately
which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between SAAMCo and Wellington
Management Company, LLP ("Wellington").

4. To approve or disapprove changing the fundamental investment restrictions relating to:

(a). concentration of investments in gold-related industries;               Natural Resources Portfolio only

(b). the ability to engage in borrowing transactions; and                   All Portfolios--voting separately

(c). the ability to engage in lending transactions                          All Portfolios--voting separately

5. To ratify the selection of independent accountants.                      All Portfolios--voting together as a
                                                                            single class

6. To transact such other business as may properly come before the Meeting  All Portfolios or any adjournments thereof.

    The Trust expects that the solicitation of voting instructions from contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, First SunAmerica, Anchor National, [Phoenix, Presidential] or their affiliates, who will not receive any compensation therefor from the Trust. In addition, Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been engaged to assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all contract owners.

    Contract owners may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require contract holders to input a twelve digit control number which is located on each voting instructions card. Subsequent to inputting this number, contract owners will be prompted to provide their voting instructions on each proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Contract owners who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their voting instructions.

    As the Meeting date approaches, certain contract owners may receive a telephone call from a representative of SCC if their voting instructions have not yet been received. Authorization to permit SCC to execute voting instructions may be obtained by telephonically transmitted instructions from contract holders. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the contract owner providing the voting instruction is accurately determined and that the voting instructions of the contract owner are accurately determined. The cost of this assistance is expected to be approximately $30,000 and, as stated above, will not be borne by the Trust or the Portfolios.

    In all cases where telephonic voting instructions are solicited, the SCC representative is required to ask for each contract owner's full name, address, social security or taxpayer identification number, title (if the contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the contract owner's instructions on each proposal. The SCC representative, although permitted to answer questions about the process, is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the contract owner's instructions on the card. Within 72 hours, SCC will send the contract owner a letter or mailgram to confirm his or her voting instructions and ask the contract owner to call 1-800-248-3249 immediately if his or her instructions are not correctly reflected in the confirmation.

    If the contract holder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Should contract owners require additional information regarding the Proxy Statement or replacement voting instructions cards, they may contact SCC toll-free at 1-800-248-3249. Voting instructions executed by contract owners may be revoked by (i) a written instrument received by the Secretary of the Trust at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

    The following table sets forth the share ownership of the Portfolios and the Trust as a whole as of the Record Date:

                              ANCHOR SERIES TRUST

                                            NUMBER OF SHARES     NUMBER OF SHARES     NUMBER OF SHARES
                                               (%) HELD BY          (%) HELD BY          (%) HELD BY
                          TOTAL NUMBER OF   VARIABLE SEPARATE    VARIABLE ANNUITY     VARIABLE ANNUITY
                              SHARES        ACCOUNT OF ANCHOR     ACCOUNT ONE OF       ACCOUNT FOUR OF
PORTFOLIO                   OUTSTANDING         NATIONAL          ANCHOR NATIONAL      ANCHOR NATIONAL
------------------------  ---------------  -------------------  -------------------  -------------------
Foreign Securities......
Capital Appreciation....
Growth..................
Natural Resources.......
Growth and Income.......
Strategic Multi-Asset...
Multi-Asset.............
High Yield..............
Target '98..............
Fixed Income............
Government and Quality
 Bond...................
Money Market............
Trust (as a whole)......

                                                NUMBER OF
                                             SHARES (%) HELD
                          NUMBER OF SHARES     BY PHOENIX
                           (%) HELD BY FS        MUTUAL        NUMBER OF SHARES
                              VARIABLE          UNIVERSAL         (%) HELD BY
                          SEPARATE ACCOUNT    VARIABLE LIFE      PRESIDENTIAL
                              OF FIRST         ACCOUNT OF      VARIABLE ACCOUNT
PORTFOLIO                    SUNAMERICA          PHOENIX      ONE OF PRESIDENTIAL
------------------------  ----------------   ---------------  -------------------
Foreign Securities......
Capital Appreciation....
Growth..................
Natural Resources.......
Growth and Income.......
Strategic Multi-Asset...
Multi-Asset.............
High Yield..............
Target '98..............
Fixed Income............
Government and Quality
 Bond...................
Money Market............
Trust (as a whole)......

    [There were no persons who, as of the Record Date, were known to the Trust to have allocated contributions under annuity contracts beneficially owned by such person, such that, upon the pass through of voting rights by a Company, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Trust or any Portfolio.] [CONFIRM OR PROVIDE SUCH 5% OWNERS] To the knowledge of management, Trustees and the executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and each Portfolio as of the Record Date.

    Each Company, as the holder of record shares of each Portfolio, is required to "pass through" to its contract owners the right to vote shares of each Portfolio. The Trust expects that each Company will vote 100% of the shares of the Portfolios held by its respective separate accounts. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals. Unmarked voting instructions from contract owners will be voted in favor of the Proposals. Each Company, as record shareholder of each of the Portfolios, may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional voting instructions from contract owners. Neither the Trust nor the Portfolios will bear the costs of preparing and distributing to contract owners additional proxy materials, if required in connection with any adjournment.

    Approval of each proposal with respect to each applicable Portfolio, requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio.

    All information in the Proxy Statement about Wellington (sometimes referred to as the "Subadviser") has been provided by Wellington. All information in the Proxy Statement about SAAMCo and Anchor National has been provided by SAAMCo. All information in the Proxy Statement about American International Group, Inc. ("AIG") has been provided by AIG. All information in the Proxy Statement about each of the Companies has been provided by each respective Company.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                            ------------------------

                           ELECTION OF FOUR TRUSTEES
                                 PROPOSAL NO. 1

INTRODUCTION

    On August 19, 1998, SunAmerica Inc. ("SunAmerica") and AIG entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which SunAmerica will merge with and into AIG (the "Merger") with AIG as the corporation surviving the Merger. Under the terms of the Merger Agreement, each share of common stock, $1.00 par value per share, of SunAmerica outstanding at the effective time of the Merger will be converted into 0.855 shares of common stock, $2.50 par value per share, of AIG. SunAmerica and AIG expect that the closing of the Merger (the "Closing") will take place during either the last quarter of 1998 or the first quarter of 1999.

    The Merger is subject to certain regulatory approvals and other customary conditions as well as to the approval of the Merger by the stockholders of SunAmerica and AIG. Shareholders of the Trust are not being asked to vote on the Merger of SunAmerica and AIG.

SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that an investment adviser (such as SAAMCo) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and
(2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

    The current Board of Trustees satisfies the first condition of Section 15(f), as 75% of the Trustees are not interested persons of SunAmerica, AIG or the Subadviser ("Disinterested Trustees"). Moreover, SunAmerica and AIG have agreed in the Merger Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause less than 75% of the Board to consist of Disinterested Trustees.

    With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

    In the Merger Agreement, SunAmerica and AIG have agreed not to take or recommend any action that would constitute an unfair burden on the Trust or the Portfolios within the meaning of Section 15(f).

INFORMATION REGARDING NOMINEES

    At a meeting held on October 20, 1998, the Trustees, including all of the Disinterested Trustees, unanimously nominated the four persons described below for election as Trustees, to take office effective upon their election. All four of the nominees are currently Trustees of the Trust. If elected, each Trustee will serve until his successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION

    The nominee designated by an asterisk (*), Peter Harbeck, is an "interested person," as that term is defined in the 1940 Act, of the Adviser because Mr. Harbeck is an officer of the Adviser.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                                            DURING PAST FIVE YEARS
-------------------------------------  ---------------------------------------------------------------------------
S. James Coppersmith, 65 ............  Director/Trustee of SunAmerica Equity Funds, SunAmerica Income Funds,
 Emerson College                       SunAmerica Money Market Funds, Inc. and Style Select Series, Inc.
 100 Beacon Street                     ("SunAmerica Mutual Funds" or "SAMF"); Director/ Trustee of the Boston
 Boston, MA 02116                      Stock Exchange, Uno Restaurant Corp., Waban Corp., Kushner-Locke Co.,
 Trustee of the Trust since [    ]     Chayron Inc.; Chairman of the Board of Emerson College; formerly, President and General Manager, WCVB-TV, a division of the Hearst Corporation from
                                       1982 to 1994 (retired).

Samuel M. Eisenstat, 58 .............  Chairman of the Boards of Directors/Trustees of SAMF; Attorney in private
 430 East 86th Street                  practice; President and Chief Executive Officer, Abjac Energy Corporation;
 New York, New York 10028              Director/Trustee of Atlantic Realty Trust, UMB Bank and Trust (a subsidiary
 Chairman of the Board of              of United Mizrachi Bank), North European Royalty Trust, Volt Information
 Trustees of the Trust since [    ]    Sciences Funding, Inc. (a subsidiary of Volt Information Sciences, Inc.)
                                       and Venture Partners International (an Israeli venture capital fund).

Stephen J. Gutman, 55 ...............  Director/Trustee of SAMF; Partner and Chief Operating Officer of B.B.
 515 East 79th Street                  Associates LLC (menswear specialty retailing and other activities) since
 New York, New York 10021              May 1989.
 Trustee of the Trust since [    ]

Peter A. Harbeck*, 44 ...............  Director/Trustee of SAMF; Director and President, SAAMCo; Director,
 The SunAmerica Center                 SunAmerica Capital Services, Inc. ("SACS"), since February 1993; Director
 733 Third Avenue                      and President, SunAmerica Fund Services, Inc. ("SAFS"), since May 1988;
 New York, New York 10017-3204         President, Trust and SunAmerica Mutual Funds; Executive Vice President and
 Trustee of the Trust since [    ]     Chief Operating Officer, SAAMCo, from May 1988 to August 1995; Executive
                                       Vice President, SACS, from November 1991 to August 1995; Director,
                                       Resources Trust Company.

    The Trustees of the Trust met 4 times during the most recent fiscal year. The incumbents attended 100% of the aggregate number of meetings of the Board.

    The Audit Committee of the Board reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the result of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The members of the Audit Committee of the Trust are Messrs. Coppersmith, Eisenstat and Gutman. The Audit Committee met 2 times during the most recent fiscal year and the incumbents attended 100% of the aggregate number of meetings of the Audit Committee.

EXECUTIVE OFFICERS OF THE FUNDS

    Currently, the principal executive officers of the Trust are all officers and/or employees of Anchor National or its affiliates. The principal executive officers of the Trust are expected to remain the same after the Closing.

    The following table sets forth certain information furnished by each of the current principal executive officers of the Trust who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                          POSITION WITH THE                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           TRUST                                DURING PAST FIVE YEARS
----------------------  ---------------------  -------------------------------------------------------------------
Peter C. Sutton, 34     Treasurer of the       Treasurer of SunAmerica Equity Funds, SunAmerica Income Funds and
                        Trust (since February  SunAmerica Money Market Funds, Inc. ("SAMF") (since 1996); Vice
                        1996)                  President and Assistant Treasurer of SunAmerica Series Trust (since
                                               1994); Senior Vice President, SAAMCo (since April 1997); Vice
                                               President and Assistant Treasurer, Anchor Pathway Fund ("APF")
                                               (since October 1994) and Season Series Trust ("Seasons") (since
                                               April 1997); Formerly, Vice President, SAAMCo (1994-1997);
                                               Controller, Trust and SAMF (1993-1996); Joined SAAMCo in 1990.

Robert M. Zakem, 40     Secretary and Chief    Secretary and Chief Compliance Officer, SAMF (since 1993), Style
                        Compliance Officer of  Select (since 1996); Vice President and Assistant Secretary,
                        the Trust (since       SunAmerica Series Trust and Anchor Pathway Fund (since April 1993);
                        September 1993)        Vice President, and Assistant Secretary, Seasons (since April
                                               1997); AST; Senior Vice President and General Counsel, SAAMCo
                                               (since April 1993); Executive Vice President, General Counsel and
                                               Director, SACS (since February 1993); Vice President, General
                                               Counsel and Assistant Secretary, SAFS (since January 1994);

    All officers of the Trust are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF TRUSTEES AND OFFICERS

    Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Portfolios. Each of the Disinterested Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to being reimbursed for out-of-pocket expenses in connection with attendance at meetings of the Board. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the Trust and SAMF. In addition, each Disinterested Trustee also serves on the Audit Committee of the Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of the Trust and SAMF. The Boards of the Trust and SAMF have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Trustees. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of either the Trust or SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. The following table sets forth information summarizing the compensation of each of the Disinterested Trustees for his services as Trustee for the most recently completed fiscal year. The Trustees who are interested persons of the Trust receive no compensation.

                               COMPENSATION TABLE

                                                          PENSION OR                         TOTAL COMPENSATION
                                        AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL  FROM TRUST AND FUND
                                      COMPENSATION    ACCRUED AS PART OF    BENEFITS UPON      COMPLEX PAID TO
BOARD MEMBER                           FROM TRUST     TRUST'S EXPENSES*      RETIREMENT+          TRUSTEES*
------------------------------------  -------------  --------------------  ----------------  -------------------
S. James Coppersmith................    $  22,142         $   38,332          $   29,670          $  65,000
Samuel M. Eisenstat.................       24,142             33,740              46,089             69,000
Stephen J. Gutman...................       22,142             34,875              60,912             65,000

------------------------

* Information is as of December 31, 1997 for the five investment companies in the complex which pay fees to these Trustees (the Trust and SAMF).

+ Assuming participant elects to receive benefits in 15 yearly installments.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH
                      OF THE NOMINEES UNDER PROPOSAL NO. 1
                            ------------------------

 APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
             BETWEEN ANCHOR AND SAAMCO ON BEHALF OF EACH PORTFOLIO
                                 PROPOSAL NO. 2

    The Board of Trustees of Anchor is submitting for approval by the shareholders of each Portfolio, a new investment advisory and management agreement (a "New Advisory Agreement") between Anchor, on behalf of each Portfolio, and SAAMCo, the terms of which are identical in all material respects to the current investment advisory and management agreement with respect to each Portfolio (the "Existing Advisory Agreement").

    As required by the 1940 Act, the Existing Advisory Agreement provides for automatic termination upon assignment. The Closing of the Merger will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreement, and, consequently, its termination. Accordingly, a New Advisory Agreement with SAAMCo to take effect upon the Closing is being proposed for approval by the shareholders of each Portfolio, even though the agreements will be identical in all material respects to, and essentially a continuation of, the Existing Advisory Agreement with SAAMCo. (The Existing Advisory Agreement and New Advisory Agreement are sometimes collectively referred to as the "Advisory Agreements.")

    In addition, the current subadvisory agreement (the "Existing Subadvisory Agreement") between SAAMCo and the Subadviser to each Portfolio provides for termination upon termination of the Existing Advisory Agreement. Accordingly, the Existing Subadvisory Agreement will also terminate upon the Closing of the Merger. A new subadvisory agreement is therefore also being separately proposed for approval by shareholders and is described in Proposal No. 3.

    Although it is anticipated that the Closing will take place subsequent to the shareholders' consideration and vote upon Proposal No. 2 regarding the New Advisory Agreement and Proposal No. 3 regarding a New Subadvisory Agreement, it is possible that due to unforeseen delays in the holding of the Meeting, the

Closing will occur first. If the Closing were to occur prior to the shareholders' vote upon such Proposals, there would technically be a termination of the Existing Advisory and Subadvisory Agreements (collectively, the "Existing Agreements"). To ensure the uninterrupted receipt by the Portfolios of investment advice and management services, SAAMCo and the Trust have applied for an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission (the "SEC") that would allow SAAMCo and the Subadviser to continue to provide services to the Portfolios, with the advisory and subadvisory fees being paid into escrow during the period between the termination of the Existing Agreements and shareholder approval of the New Agreements. The fees will be released from escrow and paid to SAAMCo and the Subadviser, respectively, only if the shareholders approve, respectively, Proposal Nos. 2 and 3. There can be no assurance that the SEC will grant the requested Exemptive Order.

APPROVAL OF THE NEW ADVISORY AGREEMENT

    As described below, the Trustees are proposing that shareholders of each Portfolio approve a New Advisory Agreement with SAAMCo and, as described in Proposal No. 3, in connection therewith, a new subadvisory agreement between SAAMCo and the Subadviser (the "New Subadvisory Agreement" and together with the New Advisory Agreements, the "New Agreements"), to become effective as of the Closing. A description of the New Advisory Agreement and the services to be provided by SAAMCo is set forth below. This description is qualified in its entirety by reference to the form of the New Advisory Agreement attached to this Proxy Statement as Exhibit A.

    As more fully described below, the proposed New Advisory Agreement, including advisory fees, is identical in all material respects to the Existing Advisory Agreement. The New Advisory Agreement differs from the Existing Advisory Agreement only with respect to the effective date.

    At a meeting held on October 20, 1998, the Trustees including all of the Disinterested Trustees unanimously approved the New Agreements. In connection with this approval, the Trustees considered that the terms of the Merger Agreement do not contemplate any changes in the overall form of the advisory and subadvisory contracts, the advisory fees, or any of the Portfolio's objectives or policies. Among other things, the Trustees considered the fact that although ultimate ownership of SAAMCo's parent company will change, senior officers of SAAMCo had assured the Trustees that there would be no change in the personnel providing services to the Portfolios and no reduction in the nature or quality of those services. Senior officers of SAAMCo also informed the Trustees that they did not foresee any changes in the day-to-day operations of SAAMCo as a result of the Merger. As part of their deliberations, the Trustees also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of the investment advisers' fees generally and the fees payable under the New Agreements; and the organizational capability and financial condition of SAAMCo and its affiliates.

    The Trustees also took into account the financial strength of AIG, the management, personnel and operations of AIG, the commitment of AIG to the financial services industry, and the proposed structure of the Merger. The Trustees based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Trustees also considered the additional resources that were likely to be available to SAAMCo following the Closing.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Trustees including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each Portfolio and its shareholders to enter into the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders.

INFORMATION ABOUT THE ADVISER AND AIG

    SAAMCO. SAAMCo is a Delaware corporation and an indirect, wholly owned subsidiary of Anchor National, which is an indirect wholly owned subsidiary of SunAmerica, an investment grade financial services company with approximately $55 billion in assets. SAAMCo provides investment advice and management services to the Trust, other mutual funds and private accounts. As of June 30, 1998, SAAMCo managed, advised or administered assets of more than $15 billion. The address of SAAMCo is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of Anchor National and SunAmerica is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. SAAMCo is the investment adviser to other investment companies as indicated in Exhibit B.

    The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their positions with
SAAMCo:

NAME                                            POSITION WITH SAAMCO AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
Peter A. Harbeck..........  President, Chief Executive Officer and Director
Susan L. Harris...........  Secretary and Director; Senior Vice President, General Counsel-Corporate Affairs and
                            Secretary, SunAmerica; Senior Vice President, Director and Secretary, Anchor National
                            and First SunAmerica Life Insurance Company ("First SunAmerica")
Jay S. Wintrob............  Director; Vice Chairman and Director of SunAmerica; Executive Vice President and
                            Director of Anchor National and First SunAmerica
P. Christopher Leary......  Executive Vice President and Director of Fixed Income
J. Steven Neamtz..........  Executive Vice President
Per Furmark...............  Senior Vice President
Vorise Midgette...........  Senior Vice President
Peter C. Sutton...........  Senior Vice President
Robert M. Zakem...........  Senior Vice President, General Counsel and Assistant Secretary

    The business address of each of the above listed persons other than Ms. Harris and Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Ms. Harris and Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. In addition, Mr. Harbeck also serves as President of the Trust; Mr. Sutton serves as Treasurer of the Trust; and Mr. Zakem serves as Secretary and Chief Compliance Officer of the Trust.

    Pursuant to the Existing Advisory Agreement dated as of [DATE], as restated from time to time, SAAMCo has agreed to supervise the management and investment programs of the Portfolios. [AMENDMENTS?]

    The annual advisory fees which SAAMCo is entitled to receive from the Portfolios, and which will be payable to SAAMCo following the Closing provided the New Agreement is approved by the shareholders of the Portfolios, is set forth below in the section entitled "Information About the New Advisory Agreements."

    AIG. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions. At December 31, 1997, AIG and its subsidiaries had approximately 40,000 employees.

    AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

    AIG's common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo. For 1997, AIG reported net income of $3.3 billion on revenues of $30.6 billion. Total assets at December 31, 1997 were $164.0 billion. For the six months ended June 30, 1998, AIG reported net income of $1.8 billion on revenues of $15.8 billion, and period-end total assets of $176.1 billion. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

INFORMATION ABOUT THE NEW ADVISORY AGREEMENT

    As stated above, the form of the New Advisory Agreement is annexed to this Proxy Statement as Exhibit A.

    The New Advisory Agreement is identical in all material respects to the Existing Advisory Agreement, and provides that SAAMCo shall act as investment adviser, manage the investments, administer the business affairs, provide office space and other facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers. Under the Advisory Agreements, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, fees and disbursements of transfer or dividend disbursing agents and registrars, custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo, Wellington or their affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, costs of calculating net asset value, and miscellaneous expenses.

    Each Portfolio pays its actual expenses for custodian services and a portion of the custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

    The Advisory Agreements provide that as compensation for its services, SAAMCo will receive a fee from the Trust, computed daily and payable monthly, based on the net assets of each Portfolio. As of [date], SAAMCo unilaterally agreed to a fee reduction (the "Fee Reduction") with respect to each Portfolio except the Natural Resources Portfolio by including breakpoints in the fee rate. The New Advisory Agreement contains a fee schedule that reflects the actual fee rates (including breakpoints, if applicable) that are currently in effect pursuant to the Fee Reduction. The following table sets forth the contractual rate of the advisory fee under the Existing Advisory Agreement, the actual rate of advisory fee payable by each Portfolio under the Fee Reduction, the rate of advisory fee payable under the New Advisory Agreement, and the total advisory fees earned by SAAMCo from each Portfolio pursuant to the Existing Advisory Agreement (subject to the Fee Reduction, if applicable) for the fiscal year ended December 31, 1997. The Subadviser is compensated by SAAMCo out of its advisory fees.

                                 ADVISORY FEES

                                       CONTRACTUAL
                                   ADVISORY FEE UNDER
                                   EXISTING AGREEMENT   ADVISORY FEE UNDER FEE REDUCTION AND NEW
                                   (AS A PERCENTAGE OF   ADVISORY AGREEMENT (AS A PERCENTAGE OF    FISCAL YEAR END
PORTFOLIO                           DAILY NET ASSETS)              DAILY NET ASSETS)              DECEMBER 31, 1997
---------------------------------  -------------------  ----------------------------------------  -----------------
Foreign Securities...............            0.90%          0.90% on the first $100 million         $     404,182
                                                            0.825% on the next $100 million
                                                                0.75% over $250 million
                                                                0.70% over $500 million
Capital Appreciation.............            0.75%          0.75% on the first $100 million         $   4,366,046
                                                            0.675% on the next $100 million
                                                                0.625% over $250 million
                                                                0.60% over $500 million
Growth...........................            0.75%          0.75% on the first $250 million         $   3,049,207
                                                                0.675% over $250 million
                                                                0.60% over $500 million
Growth and Income................            0.70%          0.70% on the first $100 million         $     280,911
                                                             0.65% on the next $100 million
                                                                0.60% over $250 million
                                                                0.575% over $500 million
Strategic Multi-Asset............            1.00%           1.0% on the first $200 million         $     563,207
                                                            0.875% on the next $200 million
                                                                0.80% over $500 million
Multi-Asset......................            1.00%           1.0% on the first $200 million         $   1,501,407
                                                            0.875% on the next $200 million
                                                                0.80% over $500 million
High Yield.......................            0.70%          0.70% on the first $250 million         $     286,254
                                                            0.575% on the next $250 million
                                                                0.50% over $500 million
Target '98.......................           0.625%          0.625% on the first $100 million        $      55,542
                                                             0.57% on the next $100 million
                                                                0.525% over $250 million
                                                                0.50% over $500 million
Fixed Income.....................           0.625%          0.625% on the first $200 million        $     124,001
                                                            0.575% on the next $200 million
                                                                0.50% over $500 million
Government and Quality Bond......           0.625%          0.625% on the first $200 million        $   1,364,101
                                                            0.575% on the next $200 million
                                                                0.50% over $500 million
Money Market.....................            0.50%          0.50% on the first $150 million         $     383,800
                                                            0.475% on the next $150 million
                                                                0.45% over $250 million
                                                                0.425% over $500 million
Natural Resources................            0.75%                       0.75%                      $     380,856

    Under the terms of the Advisory Agreements, SAAMCo shall not be liable to the Portfolios, or to their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except as specified in the 1940 Act or in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligation or duty.

    If approved by the shareholders, each New Advisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The New Advisory Agreement also provides for automatic termination upon assignment.

BROKERAGE COMMISSIONS

    The following table sets forth the brokerage commissions paid by the Portfolios that paid commissions and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Portfolios for the fiscal year ended December 31, 1997.

                             BROKERAGE COMMISSIONS

                                                                                    AGGREGATE
                                                                                   AMOUNT PAID
                                                                     AGGREGATE    TO AFFILIATED   PERCENTAGE PAID TO
                                                                     BROKERAGE       BROKER-      AFFILIATED BROKER-
PORTFOLIO                                                           COMMISSIONS      DEALERS            DEALERS
------------------------------------------------------------------  ------------  -------------   -------------------
Growth............................................................   $  270,013      $   250                0.09%
Strategic Multi-Asset.............................................   $  110,345      $   420                0.38%
Multi-Asset.......................................................   $  113,205      $     0              --
Capital Appreciation..............................................   $  948,818      $20,400                2.15%
Foreign Securities................................................   $  213,438      $     0              --
Natural Resources.................................................   $   82,069      $     0              --
Growth and Income.................................................   $   34,572      $     0              --
High Yield........................................................   $      351            0                   0
Fixed Income......................................................   $        9            0                   0

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

    If Proposal No. 2 is not approved by the shareholders of any Portfolio and the Closing of the Merger is otherwise effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's advisory arrangements at that time.

                            ------------------------

             APPROVAL OR DISAPPROVAL OF NEW SUBADVISORY AGREEMENTS
                                 PROPOSAL NO. 3

    The Board of Trustees of Anchor is submitting for approval by the shareholders of each Portfolio, a New Subadvisory Agreement between SAAMCo and the Subadviser, the terms of which are identical in all material respects to the Existing Subadvisory Agreement.

    As described above in Proposal No. 2, the Existing Subadvisory Agreement will terminate automatically upon termination of the Existing Advisory Agreement. Accordingly, a New Subadvisory Agreement between SAAMCo and the Subadviser to take effect upon the Closing is being proposed for approval by the shareholders of each Portfolio, even though the agreements will be identical in all material respects to, and essentially a continuation of, the Existing Subadvisory Agreement between SAAMCo and the Subadviser. (The Existing Subadvisory Agreement and the New Subadvisory Agreement are hereinafter sometimes collectively referred to as the "Subadvisory Agreements.")

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

    As described below, the Trustees are proposing that shareholders of each Portfolio approve a New Subadvisory Agreement between SAAMCo and each Portfolio's Subadviser, to become effective as of the Closing. A description of the New Subadvisory Agreement and the services to be provided by the

Subadviser is set forth below. This description is qualified in its entirety by reference to the New Subadvisory Agreement attached to this Proxy Statement as Exhibit C.

    As more fully described below, the proposed New Subadvisory Agreement, including subadvisory fees, is identical in all material respects to the Existing Subadvisory Agreement. The New Subadvisory Agreement differs from the Existing Subadvisory Agreement only with respect to the effective dates.

    At a meeting held on October 20, 1998, the Trustees of the Trust, including all the Disinterested Trustees, unanimously approved the New Subadvisory Agreement. In determining to approve the New Subadvisory Agreement, the Trustees evaluated the factors they deemed relevant with respect to each Portfolio, including the factors described in Proposal No. 2 with respect to the New Advisory Agreement. In addition, the Trustees considered the fact that the terms of the Merger Agreement do not contemplate any changes in the overall form of the subadvisory contracts or subadvisory fees and that the Merger will have no effect with respect to the operations of the Subadviser, since the Subadviser is independent of SAAMCo.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each Portfolio and its shareholders to enter into the New Subadvisory Agreement and to recommend approval of the New Subadvisory Agreement by shareholders.

INFORMATION ABOUT THE SUBADVISER

    WELLINGTON MANAGEMENT COMPANY, LLP. The Subadviser of the Portfolios is Wellington, a Massachusetts limited liability partnership. The principal offices of Wellington are located at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1998, Wellington had discretionary management authority with respect to approximately $186.5 billion of assets. Wellington is managed by active partners. Wellington is the investment adviser to other investment companies having a similar objective to the Portfolios as indicated in Exhibit D.

    The names, positions with Wellington and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 75 State Street, Boston, Massachusetts 02109.

    The following individuals were managing partners of Wellington as of September 30, 1998 and may be reached at the principal offices of the firm:
Robert W. Doran, Duncan M. McFarland and John Ryan.

    The following individuals were general partners and Senior Vice Presidents of Wellington as of September 30, 1998, and may be reached at the principal offices of the firm: Kenneth L. Abrams, Nicholas C. Adams, Rand L. Alexander, Deborah L. Allinson, James H. Averill, Karl E. Bandtel, Marie-Claude Bernal, William N. Booth, Paul Braverman, Robert A. Bruno, Pamela Dippel, Robert W. Doran, Charles T. Freeman, Laurie A. Gabriel, Frank J. Gilday, John H. Gooch, Nicholas P. Greville, Paul J. Hamel, William C.S. Hicks, Paul D. Kaplan, John C. Keogh, George C. Lodge, Jr., Nancy T. Lukitsh, Mark T. Lynch, Christine S. Manfredi, Patrick J. McCloskey, Earl E. McEvoy, Duncan M. McFarland, Paul M. Mecray, III, Matthew E. Megargel, James N. Mordy, Diane C. Nordin, Stephen T. O'Brien, Edward P. Owens, Saul J. Pannell, Thomas L. Pappas, David M. Parker, Jonathan M. Payson, Stephen M. Pazuk, Robert D. Rands, Eugene E. Record, Jr., John R. Ryan, Joseph H. Schwartz, David W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Harriet T. Taggart, Perry
M. Traquina, Gene R. Tremblay, Mary Ann Tynan, Clare Villari, Ernst H. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski.

INFORMATION ABOUT THE NEW SUBADVISORY AGREEMENT

    As stated above, the New Subadvisory Agreement is annexed to this Proxy Statement as Exhibits C. Under the New Subadvisory Agreement, which is identical in all material respects to each respective Portfolio's Existing Subadvisory Agreement, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio, subject to the policies of the Board and oversight and review of SAAMCo, which pays the Subadviser's fees.

    The following table sets forth the fees that the Adviser pays the Subadviser under the Subadvisory Agreement on a monthly basis with respect to each Portfolio, computed on average daily net assets, at an annual rate, and the total subadvisory fees paid to the Subadviser pursuant to the Existing Subadvisory Agreement for the fiscal year ended December 31, 1997.

    The rate of the subadvisory fees under the New Subadvisory Agreement is the same rate that was in effect under the Existing Subadvisory Agreement.

                                SUBADVISORY FEES

                                                           FEE (AS A PERCENTAGE OF DAILY NET    FISCAL YEAR ENDED
PORTFOLIO                                                               ASSETS)                 DECEMBER 31, 1997
--------------------------------------------------------  ------------------------------------  -----------------
Foreign Securities......................................     0.40% on the first $50 million       $     179,429
                                                             .275% on the next $100 million
                                                             0.20% on the next $350 million
                                                                0.15% over $500 million
Capital Appreciation....................................    0.375% on the first $50 million       $   1,429,761
                                                             .275% on the next $100 million
                                                             0.20% on the next $350 million
                                                                0.15% over $500 million
Growth..................................................    0.325% on the first $50 million       $     910,003
                                                            0.225% on the next $100 million
                                                             0.20% on the next $350 million
                                                                0.15% over $500 million
Natural Resources.......................................     0.35% on the first $50 million       $     175,784
                                                             0.25% on the next $100 million
                                                             0.20% on the next $350 million
                                                                0.15% over $500 million
Growth and Income.......................................    0.325% on the first $50 million       $     130,423
                                                            0.225% on the next $100 million
                                                             0.20% on the next $350 million
                                                                0.15% over $500 million
Strategic Multi-Asset...................................    0.300% on the first $50 million       $     162,641
                                                            0.200% on the next $100 million
                                                            0.175% on the next $350 million
                                                                0.15% over $500 million
Multi-Asset.............................................    0.250% on the first $50 million       $     299,772
                                                            0.175% on the next $100 million
                                                                0.150% over $150 million
High Yield..............................................     0.30% on the first $50 million       $     122,680
                                                            0.225% on the next $100 million
                                                            0.175% on the next $350 million
                                                                0.15% over $500 million
Target '98..............................................    0.225% on the first $50 million       $      19,995
                                                             0.15% on the next $50 million
                                                             0.10% on the next $400 million
                                                                0.05% over $500 million
Fixed Income............................................    0.225% on the first $50 million       $      44,640
                                                             0.125% on the next $50 million
                                                                0.10% over $100 million
Government and Quality Bond.............................    0.225% on the first $50 million       $     294,844
                                                             0.125% on the next $50 million
                                                                0.10% over $100 million
Money Market............................................    .075% on the first $500 million       $      57,570
                                                                .020% over $500 million

    Under the terms of the Subadvisory Agreement, the Subadviser, and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with it, will not be liable to the Trust or its shareholders for any acts or omissions connected with the services rendered under the respective agreements, except as specified in the 1940 Act and except where the act or omission results from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations thereunder.

    If approved by the Shareholders, the New Subadvisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each applicable Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New Advisory Agreement of the respective Portfolio. The New Subadvisory Agreements may be terminated by the Trust, the Adviser or the Subadviser upon the specified written notice contained in the Agreement.

    Certain information concerning the Existing Subadvisory Agreement, including the date of the most recent approval by shareholders and Trustees, is set forth in Exhibit E.

             THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

    If Proposal No. 3 is not approved by the shareholders of any Portfolio and the Closing of the Merger Agreement is otherwise effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's subadvisory arrangements at that time.

                            ------------------------

             APPROVAL OR DISAPPROVAL OF PROPOSALS TO CHANGE CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

                               PROPOSAL NO. 4(a)
            PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION OF INVESTMENTS IN AN INDUSTRY
                       (NATURAL RESOURCES PORTFOLIO ONLY)

    The Board of Trustees of Anchor is submitting for approval by shareholders of the Natural Resources Portfolio, a proposal to amend the fundamental investment restriction relating to concentration of investments in the securities of companies in gold-related industries. Currently, the Natural Resources Portfolio is required to invest more than 25% of its total assets in securities of companies in gold-related industries. The Subadviser has proposed deleting this requirement to allow the Natural Resources Portfolio greater flexibility in investing its assets. The Board approved this proposal with respect to the Natural Resources Portfolio at a meeting held on October 20, 1998.

    For the reasons described below, the Trustees recommend that shareholders approve the proposed amendment. Fundamental restrictions may be changed only with shareholder approval.

    If the proposed change to the Natural Resources Portfolio's investment restrictions is approved by shareholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect the change. This Proposal No. 4(a) will not result in a change to the investment objective of the Natural Resources Portfolio.

PROPOSED CHANGE

    Amending a portion of the Portfolio's fundamental investment restriction relating to concentration of investments, by deleting the bracketed and underscored limitation relating to concentration of investments in the securities of companies in gold-related industries, as follows:

    The Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of
 . . . [the Natural Resources Portfolio which intends to concentrate its investments in the securities of companies in gold-related industries].

    The portion of the existing fundamental restriction that is not bracketed and underscored above will not be affected by the adoption of this Proposal No. 4(a).

DISCUSSION

    Under the 1940 Act an investment company can deviate from or change its concentration policy only with shareholder approval. The staff of the SEC has taken the position that investment of more than 25% of a Portfolio's assets in any one industry represents concentration. In order to allow for greater flexibility in the investment of the assets of the Natural Resources Portfolio, based on information provided by the Subadviser, the Board believes that the Portfolio's fundamental restriction on concentration of investments in the securities of companies in gold-related industries should be eliminated.

    The Subadviser has proposed that the fundamental policy relating to investment in securities of companies in gold-related industries be eliminated. The Subadviser believes that several developments have contributed to reduce the expected returns from gold-related stocks, and to reduce gold's appeal as an inflation hedge in general. Among these developments are the continuing removal of the gold standard for currency reserves in most of the world, and more recently, large sales of gold reserves by central banks. Moreover, the Subadviser believes that the Portfolio's historical investment in gold-related industries reflects an over-weighting versus the Portfolio's peer group of funds, and has caused the Portfolio to suffer a competitive disadvantage in terms of relative returns. Of course, past performance is not predictive of future returns. The Subadviser informed the Board that it actively follows the gold sector and its Natural Resources portfolio management team is likely to invest in that sector going forward on behalf of the Portfolio, but in a smaller weighting. The Subadviser believes that an increase in flexibility to maintain a diversified approach to natural resources investing is potentially beneficial for the Portfolio's shareholders.

                               PROPOSAL NO. 4(b)
                       PROPOSAL CHANGING THE FUNDAMENTAL
            INVESTMENT RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S
                  ABILITY TO ENGAGE IN BORROWING TRANSACTIONS
                                (ALL PORTFOLIOS)

    The Board of Trustees of Anchor is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to borrowing transactions in order to permit each Portfolio to borrow money from other mutual funds in the SunAmerica complex (the "Affiliate Funds"), subject to receipt of appropriate exemptive relief from the SEC. The Board of Trustees approved this proposal at a meeting held on October 20, 1998.

    For the reasons described below, Trustees recommends that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed change to the Portfolios' fundamental investment restriction is approved by shareholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 4(b) will not result in a change to the investment objective of any Portfolio.

PROPOSED CHANGE

    Amending a portion of each Portfolio's fundamental investment restriction relating to borrowing transactions by, in each case, deleting the limitation relating to borrowing "from non-banks," as follows:

       CURRENT FUNDAMENTAL INVESTMENT RESTRICTION               PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------  --------------------------------------------------------
                Each Portfolio may not:                                   Each Portfolio may not:

Borrow money or pledge Portfolio assets except for        Borrow money or pledge Portfolio assets except for
temporary or emergency purposes . . . No more than 5% of  temporary or emergency purposes . . . (Neither the
the assets of each Portfolio may be borrowed from         deposit . . .)
non-banks. (Neither the deposit . . .)

    Upon approval of this Proposal, portions of the existing fundamental investment restrictions of each Portfolio relating to borrowing transactions will be replaced with the applicable portions of the proposed fundamental investment restrictions, each as set forth above. Those portions of the existing fundamental investment restrictions that are not described above will not be affected by the adoption of this Proposal.

DISCUSSION

    The proposed change to each Portfolio's fundamental investment restriction would allow each Portfolio to borrow from persons other than banks, to the extent consistent with applicable law. The proposed changes are designed to permit each Portfolio the greatest degree of flexibility permitted by law in pursuing its investment program.

    Current law prohibits a Portfolio from borrowing other than from banks. Accordingly, a Portfolio may not borrow from an Affiliate Fund. If the proposed amendments to the Portfolios' fundamental investment restrictions on borrowing are approved by shareholders, then the Trust, on behalf of the Portfolios, may apply to the SEC for an exemption from this prohibition on interfund borrowing. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, each Portfolio would be allowed to borrow from other Affiliate Funds. The Adviser and the Board of Trustees believe that the ability to engage in borrowing transactions with participating Affiliate Funds as part of a program, referred to as the "interfund lending program," may allow a Portfolio to obtain lower interest rates on money borrowed for temporary or emergency purposes.

    When a Portfolio is required to borrow money, under the 1940 Act it may do so only from banks. When a Portfolio borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendments are approved (and an SEC exemptive order is granted), eligible Affiliate Funds would be permitted to participate in an interfund lending program to allow various Affiliate Funds, through a master loan agreement to lend available cash to, and borrow from, other Affiliate Funds. Each lending fund could lend available cash to another Affiliate Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates. Thus, each Affiliate Fund would participate in the interfund lending program only when it would be in such fund's economic best interest to do so.

    In determining to recommend the proposed amendments to shareholders for approval, the Adviser discussed with the Board of Trustees the possible risks to a Portfolio of participating in the interfund lending program. The Adviser has indicated that it does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Affiliate Fund. A Portfolio will participate in the interfund lending program only if the Board of Trustees considers that the benefits to the Portfolio of participating in the program outweigh the possible risks of such participation.

    As discussed above, in order to permit each Portfolio to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendments are approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Affiliate Fund. As previously noted, if exemptive relief from the SEC is not granted, no Portfolio will be able to engage in the interfund lending program even though shareholders have approved this proposal. No prediction can be made as to whether the SEC would grant such relief.

    In this proposal, shareholders are being asked to approve an amendment to each Portfolio's fundamental investment restriction on borrowing. Shareholders are also being asked to vote separately on an amendment to each Portfolio's fundamental investment restriction on lending (see Proposal No. 4(c)). If both amendments are adopted, each Portfolio, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower. If only one of the two proposals is adopted, then such Portfolio's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

    The Board of Trustees believes the proposed amendments may benefit each Portfolio by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements by borrowing money from other Affiliate Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to each Portfolio and to other Affiliate Funds.

                               PROPOSAL NO. 4(c)
                  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
                  RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S
                   ABILITY TO ENGAGE IN LENDING TRANSACTIONS
                                (ALL PORTFOLIOS)

    The Board of Trustees of the Trust is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to lending transactions in order to permit each Portfolio to participate in interfund lending transactions as described in Proposal No. 4(b). The Board of Trustees approved this proposal at a meeting held on October 20, 1998.

    For the reasons described below, the Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed change to the Portfolios' fundamental investment restriction is approved by shareholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 4(c) will not result in a change to the investment objective of any Portfolio.

PROPOSED CHANGE

    Amending each Portfolio's fundamental investment restriction relating to lending transactions by, in each case, adding a clause (which is bolded for ease of reference) permitting interfund lending, as follows:

       CURRENT FUNDAMENTAL INVESTMENT RESTRICTION               PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------  --------------------------------------------------------
                Each Portfolio may not:                                   Each Portfolio may not:

Make loans, except through . . . and (b) repurchase       Make loans, except through . . .; (b) repurchase
agreements . . .                                          agreements . . .; AND (C) PARTICIPATING IN AN INTERFUND
                                                          LENDING PROGRAM WITH OTHER FUNDS THAT ARE IN THE
                                                          SUNAMERICA COMPLEX. . . .

    Upon approval of this Proposal, the existing fundamental investment restriction of each Portfolio relating to lending transactions will be amended by adding the bolded portions of the proposed fundamental investment restrictions, as set forth above. No other portions of the existing fundamental investment restrictions will be affected by the adoption of this Proposal.

DISCUSSION

    The proposed amendment to each Portfolio's fundamental investment restriction would allow a Portfolio to participate in an interfund lending program with other Affiliate Funds. The nature of this program and the risks associated with each Portfolio's participation therein are set forth under Proposal No. 4(c). Shareholders are being asked to consider, and vote separately, on each Portfolio's participation in the interfund lending program as a borrower and as a lender.

    The Board of Trustees believes that the interfund lending program: (i) may benefit each Portfolio by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate a Portfolio's ability to earn a higher return on short-term investments by allowing it to lend cash to other Affiliate Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Trust, on behalf of the Portfolios and to other Affiliate Funds. The Trust has not yet applied for such order and there can be no assurance that any such order would be granted, even if applied for.

                       THE BOARD OF TRUSTEES UNANIMOUSLY
                       RECOMMENDS THAT SHAREHOLDERS VOTE
                       "FOR" EACH ITEM IN PROPOSAL NO. 4

    If one or more of the changes contemplated by Proposal No. 4 are not approved by the shareholders of one of the applicable Portfolios, the related existing fundamental restriction(s) of that Portfolio will continue in effect for that Portfolio. Disapproval of all or part of Proposal No. 4 by shareholders of one Portfolio will not affect any approvals of Proposal No. 4 that are obtained with respect to any other Portfolio.

                            ------------------------

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 5

    Subject to ratification by the shareholders at the Meeting, the Trustees including all of the Disinterested Trustees at a meeting held October 20, 1998, approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending December 31, 1998.

    The firm of PricewaterhouseCoopers LLP, and its predecessor entity has extensive experience in investment company accounting and auditing and [has served as independent accountants to the Trust since its inception.] The financial statements included in the Trust's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

                       THE BOARD OF TRUSTEES UNANIMOUSLY
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5

                            ------------------------

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Board does not intend to hold annual meetings of shareholders of the Trust. The Board will call meetings of shareholders as may be required under the 1940 Act (such as to approve a new investment advisory agreement for the Trust) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. The Trust's Declaration of Trust requires the Board to call a meeting of shareholders of the Trust when requested to do so, in writing, by shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights of the Trust. Such request need specify the purpose for the meeting. Pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing by shareholders holding in the aggregate not less than 10% of the outstanding shares. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Trust, such proposal must be received by the Trust a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO CONTRACT OWNERS OF THE TRUST. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING THE TRUST IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARDS AND RETURN THEM PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE TRUST OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                                          Board of Trustees,
                                          Anchor Series Trust
November [  ], 1998

                                  EXHIBIT LIST

EXHIBIT A     --      Form of New Advisory Agreement

EXHIBIT B     --      Mutual Funds Advised by SAAMCo

EXHIBIT C     --      New Subadvisory Agreement Between SAAMCo and Wellington

EXHIBIT D     --      Other Mutual Funds Advised by Wellington with a Similar Investment Objective to the Anchor Portfolios

EXHIBIT E     --      Certain Information Regarding the Existing Subadvisory Agreement

                                                                       EXHIBIT A

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of February 13, 1990, and restated as of November 17 1994, between ANCHOR SERIES TRUST, a Massachusetts business trust (the"Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAM").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

    1. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust and the separate series of the Trust set forth in Schedule A attached hereto (the "Portfolios"), including, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust, making purchase and sales of securities on behalf of each Portfolio and determining how voting and other rights with respect to securities owned by the Portfolios shall be exercised, subject in each case to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law. In performing such duties, the Adviser (i) shall provide such office space, such bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) shall be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Fund's custodian) and (iii) shall oversee the performance of services provided to each Portfolio by others, including the custodian, transfer and shareholder servicing agent. The Trust understands that the Adviser also acts as the manager of other investment companies.

    Subject to Section 36 of the Act, the Adviser shall not be liable to the Portfolios or the Trust for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolios and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

    2. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the Trustees and Officers who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    3. COMPENSATION. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1, the Trust will pay to the Adviser, promptly after the end of each month, the sum of the amounts set forth in Schedule A attached hereto, calculated in accordance with the average daily net assets of the indicated Portfolio. However, the amount of compensation payable to the Adviser may be restricted by applicable state law limitations.

        (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

    4. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealer as the Adviser shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time. The placing purchase and sale orders may be carried out by the Adviser or any wholly-owned subsidiary of the Adviser.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

    5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the earlier of (a) February 13 1992; or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of the Portfolio with respect to such Portfolio, voting separately from any other Portfolio of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter if such continuance is approved in the manner required by the Act and the Adviser shall not have notified such Portfolio in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Portfolios on 60 days written notice to the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities (as defined by the Act).

    6. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust of which each Portfolio is a separate, designated series, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee, or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          ANCHOR SERIES TRUST

                                          By: _________________________________

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By: _________________________________

                                   SCHEDULE A

                                                                                            FEE RATE
                                                                               (AS A % OF AVERAGE DAILY NET ASSET
PORTFOLIO                                                                                    VALUE)
----------------------------------------------------------------------------  ------------------------------------
Capital Appreciation Portfolio..............................................  .750% of net assets
Convertible Securities Portfolio............................................  .700% of net assets
Fixed Income Portfolio......................................................  .625% of net assets
Foreign Securities Portfolio................................................  .900% of net assets
Government & Quality Bond Portfolio.........................................  .625% of net assets
Growth Portfolio............................................................  .750% of net assets
High Yield Portfolio........................................................  .700% to $250 million
                                                                              .600% over $250 million
Money Market Portfolio......................................................  .500% of net assets
Multi-Asset Portfolio.......................................................  1.000% of net assets
Natural Resources Portfolio.................................................  .750% of net assets
Strategic Multi-Asset Portfolio.............................................  1.000% of net assets
Target '98 Portfolio........................................................  .625% of net assets

EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
             FOR FUNDS ADVISED BY SUNAMERICA ASSET MANAGEMENT CORP.

                                                               NET ASSETS
                                                          (AS OF SEPTEMBER 30,          ANNUAL ADVISORY FEE
FUND                                                             1998)             AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------  ------------------------  --------------------------------
DOMESTIC EQUITY FUNDS

ANCHOR SERIES TRUST*
Capital Appreciation Portfolio........................     $      822,618,819     0.750% on first $100 million
                                                                                  0.675% on next $150 million
                                                                                  0.625% on next $250 million
                                                                                  0.600% thereafter
Growth Portfolio......................................     $      531,472,722     0.750% on first $250 million
                                                                                  0.675% on next $250 million
                                                                                  0.600% thereafter
Growth and Income Portfolio...........................     $       43,419,683     0.700% on first $100 million
                                                                                  0.650% on next $150 million
                                                                                  0.600% on next $250 million
                                                                                  0.575% thereafter

SEASONS SERIES TRUST*
Multi-Managed Growth Portfolio........................     $       45,882,835     0.890%
Multi-Managed Moderate Growth Portfolio...............     $       49,135,686     0.850%
Stock Portfolio.......................................     $        62,369024     0.850%

STYLE SELECT SERIES, INC.
Aggressive Growth Portfolio...........................     $      136,431,133+    1.000% on first $750 million
                                                                                  0.950% on next $750 million
                                                                                  0.900% thereafter
Focus Portfolio.......................................     $       95,231,521+    0.850%
Large-Cap Blend Portfolio.............................     $       26,602,315+    1.000%
Large-Cap Growth Portfolio............................     $       42,285,010+    1.000%
Large-Cap Value Portfolio.............................     $       42,242,450+    1.000%
Mid-Cap Growth Portfolio..............................     $       89,403,531+    1.000% on first $750 million
                                                                                  0.950% on next $750 million
                                                                                  0.900% thereafter
Small-Cap Value Portfolio.............................     $       44,535,215+    1.000%
Value Portfolio.......................................     $      183,288,467+    1.000% on first $750 million
                                                                                  0.950% on next $750 million
                                                                                  0.900% thereafter

SUNAMERICA EQUITY FUNDS
SunAmerica Blue Chip Growth Fund......................     $      108,376,466     0.750% on first $350 million
                                                                                  0.700% on next $350 million
                                                                                  0.650% thereafter
SunAmerica Growth and Income Fund.....................     $      136,984,018+    0.750% on first $350 million
                                                                                  0.700% on next $350 million
                                                                                  0.650% thereafter

                                                               NET ASSETS
                                                          (AS OF SEPTEMBER 30,          ANNUAL ADVISORY FEE
FUND                                                             1998)             AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------  ------------------------  --------------------------------
SunAmerica Mid-Cap Growth Fund........................     $       48,218,491     0.750% on first $350 million
                                                                                  0.700% on next $350 million
                                                                                  0.650% thereafter
SunAmerica Small-Company Growth Fund..................     $      167,744,383     0.750% on first $350 million
                                                                                  0.700% on next $350 million
                                                                                  0.650% thereafter
"Dogs" of Wall Street Fund............................     $       56,146,950     0.350%

SUNAMERICA SERIES TRUST*
Alliance Growth Portfolio.............................     $    1,092,068,236     0.700% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $150 million
                                                                                  0.550% on next $200 million
                                                                                  0.500% thereafter
Aggressive Growth Portfolio...........................     $      103,369,840     0.750% on first $100 million
                                                                                  0.675% on next $150 million
                                                                                  0.625% on next $250 million
                                                                                  0.600% thereafter
"Dogs" of Wall Street Portfolio.......................     $       44,171,974     0.600%
Growth-Income Portfolio...............................     $      808,122,639     0.700% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $150 million
                                                                                  0.550% on next $200 million
                                                                                  0.500% thereafter
Growth/Phoenix........................................     $      218,272,854     0.350% on first $50 million
Investment Counsel Portfolio                                                      0.300% on next $100 million
                                                                                  0.250% on next $150 million
                                                                                  0.200% on next $200 million
                                                                                  0.150% thereafter
Putnam Growth Portfolio...............................     $      333,221,134     0.85% on first $150 million
                                                                                  0.80% on next $150 million
                                                                                  0.70% thereafter
Venture Value Portfolio...............................     $    1,445,244,534     0.80% on first $100 million
                                                                                  0.75% on next $400 million
                                                                                  0.70 thereafter

INTERNATIONAL AND GLOBAL EQUITY

ANCHOR SERIES TRUST*
Foreign Securities Portfolio..........................     $       27,235,989     0.900% on first $100 million
                                                                                  0.825% on next $150 million
                                                                                  0.750% on next $250 million
                                                                                  0.700% thereafter

STYLE SELECT SERIES, INC.
International Equity Portfolio                             $      77,331,516+     1.100% on first $750 million
                                                                                  1.050% on next $750 million
                                                                                  1.000% thereafter

                                                               NET ASSETS
                                                          (AS OF SEPTEMBER 30,          ANNUAL ADVISORY FEE
FUND                                                             1998)             AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------  ------------------------  --------------------------------
SUNAMERICA SERIES TRUST*
Emerging Markets Portfolio............................     $       25,161,994     1.250%
Global Equities Portfolio.............................     $      355,437,814     0.900% on first $50 million
                                                                                  0.800% on next $100 million
                                                                                  0.700% on next $150 million
                                                                                  0.650% thereafter
International Growth and Income Portfolio.............     $      102,653,451     1.00% on first $150 million
                                                                                  0.90% on next $150 million
                                                                                  0.80% thereafter
International Diversified Equities Portfolio..........     $      296,903,485     1.000%

DOMESTIC FIXED INCOME

ANCHOR SERIES TRUST*
Fixed Income Portfolio................................     $       17,826,195     0.625% on first $200 million
                                                                                  0.575% on next $300 million
                                                                                  0.500% thereafter
Government and Quality Bond Portfolio.................     $      373,807,107     0.625% on first $200 million
                                                                                  0.575% on next $300 million
                                                                                  0.500% thereafter
High Yield Portfolio..................................     $       26,004,577     0.700% on first $250 million
                                                                                  0.575% on next $250 million
                                                                                  0.500% thereafter

SEASONS SERIES TRUST*
Multi-Managed Income Portfolio........................     $       32,953,853     0.77%

SUNAMERICA INCOME FUNDS
SunAmerica Diversified Income Fund....................     $       71,732,231     0.650% on first $350 million
                                                                                  0.600% thereafter
SunAmerica Federal Securities Fund....................     $       55,408,272     0.550% on first $25 million
                                                                                  0.500% on next $25 million
                                                                                  0.450% thereafter
SunAmerica High Income Fund...........................     $      157,285,790     0.750% on first $200 million
                                                                                  0.720% on next $200 million
                                                                                  0.550% thereafter
SunAmerica Tax Exempt Insured Fund....................     $      107,981,185     0.500% on first $350 million
                                                                                  0.450% thereafter
SunAmerica U.S. Government Securities Fund............     $      284,236,480     0.750% on first $200 million
                                                                                  0.720% on next $200 million
                                                                                  0.550% thereafter

SUNAMERICA SERIES TRUST*
Corporate Bond Portfolio..............................     $      129,225,050     0.700% on first $50 million
                                                                                  0.600% on next $100 million
                                                                                  0.550% on next $100 million
                                                                                  0.500% thereafter

                                                               NET ASSETS
                                                          (AS OF SEPTEMBER 30,          ANNUAL ADVISORY FEE
FUND                                                             1998)             AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------  ------------------------  --------------------------------
High-Yield Bond Portfolio.............................     $      258,454,534     0.700% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $100 million
                                                                                  0.550% thereafter

INTERNATIONAL AND GLOBAL FIXED INCOME

SUNAMERICA SERIES TRUST*
Global Bond Portfolio.................................     $      128,437,423     0.750% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $100 million
                                                                                  0.550% thereafter
Worldwide High Income Portfolio.......................     $      108,620,733     1.000%

ASSET ALLOCATION

ANCHOR SERIES TRUST*
Multi-Asset Portfolio.................................     $      134,773,617     1.000% on first $200 million
                                                                                  0.875% on next $300 million
                                                                                  0.800% thereafter
Strategic Multi-Asset Portfolio.......................     $       44,365,552     1.000% on first $200 million
                                                                                  0.875% on next $300 million
                                                                                  0.800% thereafter

SEASONS SERIES TRUST*
Asset Allocation: Diversified Growth Portfolio........     $       76,254,323     0.85%
Multi-Managed Income/Equity Portfolio.................     $       41,227,837     0.81%

SUNAMERICA EQUITY FUNDS
SunAmerica Balanced Assets Fund.......................     $      355,891,072     0.750% on first $350 million
                                                                                  0.700% on next$350 million
                                                                                  0.650% thereafter

SUNAMERICA SERIES TRUST*
Asset Allocation Portfolio............................     $      657,318,956     0.750% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $100 million
                                                                                  0.550% thereafter
Balanced/Phoenix Investment Counsel Portfolio.........     $      119,739,829     0.350% on first $50 million
                                                                                  0.300% on next $100 million
                                                                                  0.250% on next $150 million
                                                                                  0.200% on next $200 million
                                                                                  0.150% thereafter
Federated Value Portfolio.............................     $      119,331,542     0.750% on first $150 million
                                                                                  0.600% on next $350 million
                                                                                  0.500% thereafter

                                                               NET ASSETS
                                                          (AS OF SEPTEMBER 30,          ANNUAL ADVISORY FEE
FUND                                                             1998)             AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------  ------------------------  --------------------------------
SunAmerica Balanced Portfolio.........................     $      112,033,596     0.700% on first $50 million
                                                                                  0.650% on next $100 million
                                                                                  0.600% on next $150 million
                                                                                  0.550% on next $200 million
                                                                                  0.500% thereafter

MONEY MARKET

ANCHOR SERIES TRUST*
Money Market Portfolio................................     $       71,244,988     0.500% on first $150 million
                                                                                  0.475% on next$100 million
                                                                                  0.450% on next$250 million
                                                                                  0.425% thereafter

SUNAMERICA MONEY MARKET FUNDS, INC.
SunAmerica Money Market Fund..........................     $      692,803,417     0.500% on first $600 million
                                                                                  0.450% on next $900 million
                                                                                  0.400% thereafter

SUNAMERICA SERIES TRUST*
Cash Management Portfolio.............................     $      299,176,786     0.550% on first $100 million
                                                                                  0.500% on next $200 million
                                                                                  0.450% thereafter

SPECIALTY

ANCHOR SERIES TRUST*
Natural Resources Portfolio...........................     $       42,261,724     0.750%

SUNAMERICA SERIES TRUST*
Real Estate Portfolio.................................     $       56,858,074     0.800% on first $100 million
                                                                                  0.750% on next $400 million
                                                                                  0.700% thereafter
Utility Portfolio.....................................     $       57,477,132     0.750% on first $150 million
                                                                                  0.600% on next $350 million
                                                                                  0.500% thereafter

------------------------
* Funds underlie variable annuities
+ Subject to waivers and/or expense limitations

                                                                       EXHIBIT C

                             SUB-ADVISORY AGREEMENT

    This Agreement dated February 13, 1990, as restated November 17, 1994, by and between SunAmerica Asset Management Corp., a Delaware corporation (the "Adviser"), 733 Third Avenue, New York, New York 10017, and Wellington Management Company, a Massachusetts partnership ("Wellington"), 75 State Street, Boston, Massachusetts 02109.

                              W I T N E S S E T H:

    WHEREAS, the parties hereto have entered into separate subadvisory agreements, each dated February 13, 1990, with respect to each separate series of Anchor Series Trust (the "Trust"); and

    WHEREAS, each such subadvisory agreement is identical with respect to their terms and conditions; and

    WHEREAS, the parties have determined it desirable to consolidate all such subadvisory agreements into one document for administrative convenience.

    NOW, THEREFORE, it is hereby agreed by and between the Adviser and Wellington as follows:

    1. DUTIES OF WELLINGTON. Adviser hereby engages the services of Wellington in furtherance of its Investment Advisory and Management Agreement with Anchor Series Trust (the "Trust") dated February 13, 1990, on behalf of each separate series of the Trust set forth in Schedule A attached hereto (the "Portfolios"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Wellington will manage the investment and reinvestment of the assets of each Portfolio. Wellington will determine in its discretion, subject to the oversight and review of Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Wellington shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations of each Portfolio set forth in the Trust's prospectus, and applicable laws and regulations. Wellington accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. Wellington is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed in this Agreement. Subject to policies established by the Trustees of the Trust, Wellington may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Wellington determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Wellington's overall responsibilities with respect to each Portfolio of the Trust and other clients of Wellington. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Wellington will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF WELLINGTON. As its compensation hereunder, the Adviser shall pay to Wellington on the last day of each calendar month, or as promptly as possible thereafter, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as set forth in Schedule A attached hereto.

    4. OTHER SERVICES. At the request of the Trust and Adviser, Wellington in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by Wellington and billed to the Trust or Adviser at Wellington's cost.

    5. REPORTS. The Trust, Adviser, and Wellington agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

    6. STATUS OF WELLINGTON. The services of Wellington to Adviser and the Trust are not to be deemed exclusive, and Wellington shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Wellington shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Wellington on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

    8. REFERENCE TO WELLINGTON. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Wellington or any of its affiliates in any advertising or promotional materials without the prior approval of Wellington, which approval shall not be unreasonably withheld.

    9. LIABILITY OF WELLINGTON. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Wellington (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Wellington) Wellington shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Trust shall indemnify Wellington (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Wellington) from any liability arising from Wellington's conduct under this Agreement.

    Indemnification to Wellington or any of its personnel or affiliates shall be made when (i) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, sub-advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in Wellington (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of Wellington are or may be interested in the Trust as trustees, or otherwise; and Wellington (or any successor) is or may be interested in the Trust in some manner.

    11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until February 13, 1992, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio voting separately from any other Portfolio of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Wellington may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio with respect to that Portfolio or by the Adviser on not less than 30 days nor more than 60 days written notice to Wellington or by Wellington at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 11, the terms, "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of each Portfolio and the Adviser dated February 13, 1990, is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    IN WITNESS WHEREOF, the parties have executed this Agreement on this 17th day of November, 1994.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By: _________________________________

                                              Name:

                                              Title:

                                          WELLINGTON MANAGEMENT COMPANY

                                          By: _________________________________

                                              Name:

                                              Title:

EXHIBIT D

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                               ANCHOR PORTFOLIOS
OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                          FOREIGN SECURITIES PORTFOLIO

                                                    NET ASSETS OF OTHER FUND
                                                        (IN MILLIONS) ON
OTHER FUND                                             SEPTEMBER 30, 1998                ANNUAL FEE RATE*
--------------------------------------------------  -------------------------  ------------------------------------
Hartford International Opportunities HLS Fund,                  1,041          0.400% on the first $50 million
 Inc. (a)                                                                      0.300% on the next $100 million
                                                                               0.250% on the next $350 million
                                                                               0.200% over $500 million

The Hartford International Opportunities Fund                      45          0.400% on the first $50 million
                                                                               0.300% on the next $100 million
                                                                               0.250% on the next $350 million
                                                                               0.200% on the next $500 million
                                                                               0.175% over $1 billion

Pacific Horizon International Equity Fund                          37          0.400% on the first $50 million
                                                                               0.300% on the next $100 million
                                                                               0.250% on the next $350 million
                                                                               0.200% over $500 million

Pacific Innovations International Equity Fund (a)                  10          0.400% on the first $50 million
                                                                               0.300% on the next $100 million
                                                                               0.250% on the next $350 million
                                                                               0.200% over $500 million

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
         CAPITAL APPRECIATION, GROWTH, AND GROWTH AND INCOME PORTFOLIOS

                                                    NET ASSETS OF OTHER FUND
                                                        (IN MILLIONS) ON
OTHER FUND                                             SEPTEMBER 30, 1998               ANNUAL FEE RATE*
--------------------------------------------------  ------------------------  ------------------------------------
First Investors Life Series Growth Fund (a)                       148         0.400% on the first $50 million
                                                                              0.275% on the next $100 million
                                                                              0.225% on the next $350 million
                                                                              0.200% over $500 million

Hartford Capital Appreciation HLS Fund, Inc. (a)                4,654         0.400% on the first $50 million
                                                                              0.300% on the next $100 million
                                                                              0.250% on the next $350 million
                                                                              0.200% over $500 million

Hartford Stock HLS Fund, Inc. (a)                             5,737.8         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% over $500 million

                                                    NET ASSETS OF OTHER FUND
                                                        (IN MILLIONS) ON
OTHER FUND                                             SEPTEMBER 30, 1998               ANNUAL FEE RATE*
--------------------------------------------------  ------------------------  ------------------------------------
The Hartford Stock Fund                                           318         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% on the next $500 million
                                                                              0.125% over $1 billion

Hartford Dividend and Growth HLS Fund, Inc. (a)                 2,592         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% over $500 million

Hartford Growth and Income HLS Fund, Inc. (a)                      11         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% over $500 million

Horace Mann Growth Fund (a)                                       592         0.400% on the first $100 million
                                                                              0.300% on the next $100 million
                                                                              0.250% over $200 million

Growth and Income Trust, a series of Manufacturers              1,846         0.325% on the first $50 million
 Investment Trust (a)                                                         0.275% on the next $150 million
                                                                              0.225% on the next $300 million
                                                                              0.150% over $500 million

North American Growth & Income Fund                               224         0.325% on the first $50 million
                                                                              0.275% on the next $150 million
                                                                              0.225% on the next $300 million
                                                                              0.150% over $500 million

The Hartford Capital Appreciation Fund                            538         0.400% on the first $50 million
                                                                              0.300% on the next $100 million
                                                                              0.250% on the next $350 million
                                                                              0.200% on the next $500 million
                                                                              0.175% over $1 billion

The Hartford Dividend and Growth Fund                             254         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% on the next $500 million
                                                                              0.125% over $1 billion

The Hartford Growth & Income Fund                                   9         0.325% on the first $50 million
                                                                              0.250% on the next $100 million
                                                                              0.200% on the next $350 million
                                                                              0.150% on the next $500 million
                                                                              0.125% over $1 billion

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                        THE NATURAL RESOURCES PORTFOLIO

                                                      NET ASSETS OF OTHER FUND
                                                     (IN MILLIONS) ON SEPTEMBER
OTHER FUND                                                    30, 1998                     ANNUAL FEE RATE*
---------------------------------------------------  ---------------------------  -----------------------------------
TIFF Multi-Asset Fund                                              29.8           0.450% on the first $50 million
                                                                                  0.400% on the next $50 million
                                                                                  0.350% over $100 million

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                        STRATEGIC MULTI-ASSET PORTFOLIO

                                                     NET ASSETS OF OTHER FUND
                                                    (IN MILLIONS) ON SEPTEMBER
OTHER FUND                                                   30, 1998                      ANNUAL FEE RATE*
--------------------------------------------------  ---------------------------  ------------------------------------
Hartford International Advisers HLS Fund, Inc.                     250           0.400% on the first $50 million
                                                                                 0.300% on the next $100 million
                                                                                 0.250% on the next $350 million
                                                                                 0.200% over $500 million

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                             MULTI-ASSET PORTFOLIO

                                                    NET ASSETS OF OTHER FUND
                                                        (IN MILLIONS) ON
OTHER FUND                                             SEPTEMBER 30, 1998                ANNUAL FEE RATE*
--------------------------------------------------  -------------------------  ------------------------------------
Hartford Advisers HLS Fund, Inc. (a)                           10,117          0.325% on the first $50 million
                                                                               0.250% on the next $100 million
                                                                               0.200% on the next $350 million
                                                                               0.150% over $500 million

The Hartford Advisers Fund                                        443          0.325% on the first $50 million
                                                                               0.250% on the next $100 million
                                                                               0.200% on the next $350 million
                                                                               0.150% on the next $500 million
                                                                               0.125% over $1 billion

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                              HIGH YIELD PORTFOLIO

                                                     NET ASSETS OF OTHER FUND
                                                    (IN MILLIONS) ON SEPTEMBER
OTHER FUND                                                   30, 1998                      ANNUAL FEE RATE*
--------------------------------------------------  ---------------------------  ------------------------------------
John Hancock Variable Series Trust I High Yield                    9.5           0.500% on the first $100 million
 Bond Portfolio (a)                                                              0.450% on the next $100 million
                                                                                 0.350% over $200 million

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
            GOVERNMENT AND QUALITY BOND AND FIXED INCOME PORTFOLIOS

                                                    NET ASSETS OF OTHER FUND
                                                        (IN MILLIONS) ON
OTHER FUND                                             SEPTEMBER 30, 1998                ANNUAL FEE RATE*
--------------------------------------------------  -------------------------  ------------------------------------
Seasons Series Multi-Managed Growth Portfolio                     9.0          0.225% on the first $100 million
                                                                               0.125% on the next $100 million
                                                                               0.100% over $200 million
Seasons Series Multi-Managed Moderate Growth                     17.3          0.225% on the first $100 million
 Portfolio                                                                     0.125% on the next $100 million
                                                                               0.100% over $200 million
Seasons Series Multi-Managed Income/ Equity                      21.8          0.225% on the first $100 million
 Portfolio                                                                     0.125% on the next $100 million
                                                                               0.100% over $200 million
Seasons Series Multi-Managed Income Portfolio                    23.6          0.225% on the first $100 million
                                                                               0.125% on the next $100 million
                                                                               0.100% over $200 million
North American Investment Quality Bond Fund                      17.2          0.225% on the first $200 million
                                                                               0.150% on the next $300 million
                                                                               0.100% over $500 million
Investment Quality Bond Trust, a series of                      292.1          0.225% on the first $200 million
 Manufacturers Investment Trust(a)                                             0.150% on the next $300 million
                                                                               0.100% over $500 million

OTHER MUTUAL FUNDS ADVISED BY WELLINGTON WITH A SIMILAR INVESTMENT OBJECTIVE TO
                                      THE
                             MONEY MARKET PORTFOLIO

                                                   NET ASSETS OF OTHER FUND
                                                       (IN MILLIONS) ON
OTHER FUND                                            SEPTEMBER 30, 1998                ANNUAL FEE RATE*
-------------------------------------------------  -------------------------  -------------------------------------
Arbor OVB Prime Obligation Portfolio                            62.5          .075% on the first $500 million
                                                                              .020% over $500 million
Bishop Street Money Market Fund                                257.0          .075% on the first $500 million
                                                                              .020% over $500 million
Golden Oak Prime Obligation Money Market                       128.3          .075% on the first $500 million
 Portfolio                                                                    .020% over $500 million
Icon Short-Term Fixed Income Fund                                5.3          .200% on the first $250 million
                                                                              .150% on the next $250 million
                                                                              .125% over $500 million
Horace Mann Short-Term Investment Fund (a)                       1.2          .125% on the first $100 million
                                                                              .100% on the next $100 million
                                                                              .075% over $200 million
PBHG Advisor Cash Reserves Fund                                  0.6          .075% on the first $500 million
                                                                              .020% over $500 million
PBHG Cash Reserves Fund                                        151.3          .075% on the first $500 million
                                                                              .020% over $500 million

                                                   NET ASSETS OF OTHER FUND
                                                       (IN MILLIONS) ON
OTHER FUND                                            SEPTEMBER 30, 1998                ANNUAL FEE RATE*
-------------------------------------------------  -------------------------  -------------------------------------
SEI Liquid Asset Trust Prime Obligation Portfolio             1085.8          .075% on the first $500 million
                                                                              .020% over $500 million
SEI Daily Income Trust Money Market Portfolio                  701.9          .075% on the first $500 million
                                                                              .020% over $500 million
SEI Daily Income Trust Prime Obligation Portfolio             3642.6          .075% on the first $500 million
                                                                              .020% over $500 million

------------------------

 * Each fund may be subject to voluntary waivers from time to time.

(a) This fund serves as the underlying investment vehicle for a variable annuity contract or variable life insurance policy.

                                  PRELIMINARY COPY
   INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER USING
                         BLUE OR BLACK INK OR DARK PENCIL.
-------------------------------------------------------------------------------
                             PLEASE DO NOT USE RED INK


THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                       FOR          WITHHOLD
                                                       ALL          AUTHORITY
1.        Election of Trustees.
     S. James Coppersmith, Samuel M. Eisenstat,
     Stephen J. Gutman, Peter A. Harbeck                / /           / /
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

_______________________________________________

                                             FOR        AGAINST      ABSTAIN

2.        To approve a new investment        / /          / /          / /
     advisory and management agreement
     between Anchor Series Trust, on
     behalf of each Portfolio thereof
     and SunAmerica Asset Management
     Corp. ("SAAMCo"), the terms of
     which are identical in all
     material respects to the existing
     investment advisory and management
     agreement.

                                             FOR        AGAINST      ABSTAIN

3.        To approve a new subadvisory       / /          / /          / /
     agreement, the terms of which are
     identical in all material respects
     to the existing subadvisory
     agreement with respect to each
     Portfolio between SAAMCo and
     Wellington Management Company,
     LLP.
4.        To approve changing the
     fundamental investment
     restriction relating to:

     (a). concentration of investments       / /          / /          / /
          in an industry (Natural
          Resources Portfolio only);

     (b). the ability to engage in           / /          / /          / /
          borrowing transactions; and

     (c). the ability to engage in           / /          / /          / /
          lending transactions.

5.        To ratify the selection of         / /          / /          / /
     independent accountants.

6.        To transact such other
     business as may properly come
     before the Meeting or any
     adjournments thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Anchor Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York,
New York 10017 at [         .m.], Eastern Standard Time, December 30, 1998,
and any adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                        ----------------------------------------
                                        Dated:
                                        ----------------------------------------
                                                            Signature(s)
                                                            Title(s), if
                                                            applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


FIRST SUNAMERICA LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of the Anchor Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York,
New York 10017 at [         .m.], Eastern Standard Time, December 30, 1998,
and any adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                        ----------------------------------------
                                        Dated:
                                        ----------------------------------------
                                                            Signature(s)
                                                            Title(s), if
                                                            applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


PHOENIX MUTUAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY PHOENIX MUTUAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs Phoenix Mutual Life Insurance Company to vote the shares of the Anchor Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New
York, New York 10017 at [         .m.], Eastern Standard Time, December 30,
1998, and any adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                        ----------------------------------------
                                        Dated:
                                        ----------------------------------------
                                                            Signature(s)
                                                            Title(s), if
                                                            applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


PRESIDENTIAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY PRESIDENTIAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs Presidential Life Insurance Company to vote the shares of the Anchor Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York
10017 at [         .m.], Eastern Standard Time, December 30, 1998, and any
adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                                        ----------------------------------------
                                        Dated:
                                        ----------------------------------------
                                                            Signature(s)
                                                            Title(s), if
                                                            applicable